Intangible Assets, Net	12 Months Ended
Dec. 31, 2017
Intangible Assets, Net [Abstract]
INTANGIBLE ASSETS, NET

NOTE 8 – INTANGIBLE ASSETS, NET

Intangible assets, net consisted of the following:

	December 31, 2017	December 31, 2016
Land use rights	$8,145,824	$7,630,879
Software	33,541	31,470
Total	8,179,365	7,662,349
Less: accumulated amortization	(777,815)	(569,979)
Intangible assets, net	$7,401,550	$7,092,370

As of December 31, 2017 and 2016, land use right of 306,000 square meters with a carrying value of approximately $5.3 million and $7.1 million, respectively, was pledged with the bank as collateral for the Company’s long-term bank loan (see Note 11).

Amortization expense was $163,154, $175,784 and $137,225 for the years ended December 31, 2017, 2016 and 2015, respectively.

Estimated future amortization expense is as follows:

Twelve month ending December 31,	Amortization expense

2018	$169,386
2019	169,368
2020	169,350
2021	169,135
2022	168,919
Thereafter	6,555,392
$7,401,550